UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51775	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

308 - 1228 Marinaside Cr.,
Vancouver, B.C., Canada	V6Z 2W4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 689-4407

n/a
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events

ITEM 8.01. OTHER EVENTS

Sterling Group Ventures, Inc. (the "Company") has received an amended Business License from the Huaihua City Administration Bureau for Industry and Commerce. The License has a term ending June 13, 2031 and allows Chenxi County Hongyu Mining Co. Ltd ("Hongyu"), a company being acquired by Silver Castle Investments Ltd., the Company's Hong Kong-based subsidiary, to operate Hongyu's mining permit under foreign ownership regulations. The License further acknowledges the acquisition of a 90% ownership interest in Hongyu by Silver Castle Investments Ltd.

Hongyu is awaiting a new tax account number, organization code and foreign exchange account and is currently preparing plans to put its phosphate deposit into production.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release "STERLING RECEIVES BUSINESS LICENSE TO OPERATE CHINA PHOSPHATE PROJECT" dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/Raoul Tsakok
Raoul Tsakok
Chairman & CEO

June 15, 2011